Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated January 25, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information of the Fund listed below:
Invesco Premier Tax-Exempt Portfolio
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
On January 22, 2021, the Board of Trustees of AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 26, 2021. Existing shareholders will continue to be able to invest in the Fund until the close of business on or about March 24, 2021 when no further purchases or exchanges into the Fund will be accepted as the Fund prepares for liquidation on or about March 31, 2021 (the “Liquidation Date”) as described below. Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.
To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. If necessary, the Fund will declare and pay a dividend to distribute to the Fund’s shareholders all of the Fund’s remaining investment company taxable income, if any, and all of the Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, the Fund may, if eligible, treat some or all of such amounts distributed to shareholders as being paid out as dividends as part of the liquidating distributions. The liquidation may be a taxable event to shareholders. Please consult your tax advisor about the potential tax consequences.
At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the prospectus under “Redeeming Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of the Fund altogether may also exchange their shares prior to the Liquidation Date for shares of another Invesco fund, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “Exchange Policy,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another Invesco fund will generally be considered a taxable event for federal income tax purposes, except for exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.
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